                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Pilgrim America Bank and Thrift Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                   Pilgrim America Bank and Trift Fund, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

                                      N/A
         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

                                      N/A
         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

                                      N/A
         ---------------------------------------------------------------------

     (5) Total fee paid:

                                      N/A
         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                  Pilgrim America Bank and Thrift Fund, Inc.
                            Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004

                                                                 March 11, 1997

Dear Shareholder:

We are pleased to enclose the Notice and Proxy Statement for the Annual Meet-ing of Shareholders of Pilgrim America Bank and Thrift Fund, Inc. ("Fund"), to be held at 10:00 a.m., local time, April 24, 1997 at the offices of the Fund. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

At the Annual Meeting, Fund shareholders will be asked to consider and vote on the following proposals:

  . To elect five directors to serve until their successors are elected and qualified.

  . To ratify the appointment of KPMG Peat Marwick LLP as independent audi-tors for the Fund.

  . To transact such other business as may properly come before the Annual
    Meeting of Shareholders or any adjournments thereof.

The Directors of the Fund have concluded that the proposals are in the best interests of the Fund and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           Robert W. Stallings,
                                           President and Chairman of the Board

                  Pilgrim America Bank and Thrift Fund, Inc.
                            Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                (800) 331-1080

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1997

To the Shareholders:

The Annual Meeting of Shareholders of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") will be held on Thursday, April 24, 1997 at 10:00 a.m., lo-cal time, at the offices of the Fund, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

  1. To elect five directors to serve until their successors are elected and qualified.

  2. To ratify the appointment of KPMG Peat Marwick LLP as independent audi-tors for the Fund for the fiscal year ending December 31, 1997.

  3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Shareholders of record at the close of business on March 3, 1997 are entitled to notice of, and to vote at, the meeting. Your attention is called to the ac-companying Proxy Statement. Regardless of whether you plan to attend the meet-ing, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                           By Order of the Board of Directors

                                           James M. Hennessy, Secretary

March 11, 1997

                  Pilgrim America Bank and Thrift Fund, Inc.

                                PROXY STATEMENT

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1997

This Proxy Statement is furnished by the Board of Directors of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") in connection with the Fund's solici-tation of voting instructions for use at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on April 24, 1997, at 10:00 a.m., local time, at the offices of the Fund, Two Renaissance Square, 40 North Central Av-enue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Fund will be asked:

  1. To elect five directors to serve until their successors are elected and qualified.

  2. To ratify the appointment of KPMG Peat Marwick LLP as independent audi-tors for the Fund for the fiscal year ending December 31, 1997.

  3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 11, 1997. Sharehold-ers of the Fund whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In ad-dition to the solicitation of proxies by mail, officers of the Fund and em-ployees of Pilgrim America Investments, Inc. ("Pilgrim America" or the "In-vestment Manager"), investment adviser to the Fund, and its affiliates, with-out additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The cost of the proxy solicita-tion will be borne by the Fund.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Fund that may be presented at the Meeting.

Each share of Common Stock, $.001 par value, of the Fund (the "Common Stock") is entitled to one vote. Shareholders of the Fund at the close of business on March 3, 1997 (the "Record Date") will be entitled to be present and give vot-ing instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such record date. As of December 31, 1996, there were 14,141,241.452 shares of Common Stock outstanding and entitled to vote as of such record date, representing total net assets of approximately $252,341,947.

A majority of the outstanding shares of the Fund on the Record Date, repre-sented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting. A majority of the votes cast at the Meeting is required for the election of Board Members (Proposal 1) and for the ratification of inde-pendent accountants (Proposal 2).

If a quorum is not present at the Meeting, or if a quorum is present but suf-ficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Pro-posals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any fur-ther solicitation and the information to be provided to shareholders with re-spect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Pro-posals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting of the Fund for purposes of determining a quorum, but shall not be deemed represented at the Annual Meeting for purposes of calculating the vote with respect to such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

To the knowledge of the Fund, as of December 31, 1996, no current Director of the Fund owns 1% or more of outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund. To the knowledge of the Fund, as of December 31, 1996, no person owned beneficially more than 5% of the outstanding shares of the Fund.

Pilgrim America, whose address is Two Renaissance Square, 40 North Central Av-enue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Fund.

1. TO ELECT FIVE DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

At the Meeting, five Directors will be elected to serve as directors, each to serve until his or her successor is duly elected and qualified. All of the nominees are currently Directors and were last elected at the Special Meeting of Shareholders held on March 15, 1996. Each nominee has consented to serve as a Director if elected; however, should any nominee become unavailable to ac-cept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be nomi-nated as Director.

The following table sets forth the name of each nominee and certain additional information.

                                                                         YEAR FIRST
                                                                           BECAME
                                        PRINCIPAL OCCUPATION              A BOARD
 NOMINEE                 AGE           FOR THE LAST FIVE YEARS             MEMBER
 -------                 ---           -----------------------           ----------
Mary A. Baldwin, Ph.D...  57 Director of the Fund and Director or           1995
                             Trustee of each of the Funds in the Pilgrim
                             America Group of Funds; Realtor, The Pru-
                             dential Arizona Realty for more than the
                             last five years; Treasurer, United States
                             Olympic Committee; formerly on the teaching
                             staff at Arizona State University.
Al Burton...............  68 Director of the Fund and Director or           1986
                             Trustee of each of the Funds in the Pilgrim
                             America Group of Funds; President of Al
                             Burton Productions for more than the last
                             five years; formerly Vice President, First
                             Run Syndication, Castle Rock Entertainment
                             (July 1992-November 1994) and Executive
                             Producer, Universal Television (January
                             1982-January 1992).
Bruce S. Foerster.......  55 Director of the Fund and Director or           1995
                             Trustee of each of the Funds in the Pilgrim
                             America Group of Funds; President and Chief
                             Executive Officer, South Beach Capital Mar-
                             kets Advisory Corporation (January 1995-
                             Present); Director of Mako Marine Interna-
                             tional (since January 1996) and Aurora Cap-
                             ital, Inc. (since February 1995); formerly
                             Managing Director, US Equity Syndicate
                             Desk, Lehman Brothers (June 1992-December
                             1994) and Managing Director, Equity Trans-
                             actions Group/Equity Syndicate, PaineWebber
                             Incorporated (August 1984-May 1992).
Jock Patton.............  51 Director of the Fund and Director or           1995
                             Trustee of each of the Funds in the Pilgrim
                             America Group of Funds; Director, President
                             and Co-Owner StockVal, Inc. (April 1993-
                             Present); Director, Artisoft, Inc.; for-
                             merly Partner and Director, Streich, Lang
                             P.A. (1972-1993).

                                                                         YEAR FIRST
                                                                           BECAME
                                        PRINCIPAL OCCUPATION              A BOARD
 NOMINEE                 AGE           FOR THE LAST FIVE YEARS             MEMBER
 -------                 ---           -----------------------           ----------
Robert W. Stallings*....  47 Chairman, Chief Executive Officer and Pres-    1995
                             ident of the Fund and each of the Funds in
                             the Pilgrim America Group of Funds (since
                             April 1995); Chairman, Chief Executive Of-
                             ficer and President, Pilgrim America Group,
                             Inc. (since December 1994); Chairman, Pil-
                             grim America Investments, Inc. (since De-
                             cember 1994); Director, Pilgrim America Se-
                             curities, Inc. (since December 1994);
                             Chairman and Chief Executive Officer, Ex-
                             press America Holdings Corporation (since
                             August 1990) and Express America Mortgage
                             Corporation (since May 1991); formerly
                             Chairman and Chief Executive Officer of
                             First Western Partners, Inc. of Scottsdale,
                             Arizona, a consulting and management serv-
                             ices firm to financial institutions and
                             private investors (February 1990-December
                             1991) and Chairman and Chief Executive Of-
                             ficer of Western Savings & Loan Assoc.
                             (April 1989-February 1990).

---------
* As an officer of Pilgrim America, the Fund's Investment Manager, Mr. Stall-ings is an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act").

During the Fund's fiscal year ended December 31, 1996, the Board held four meetings. Each of the Directors attended all of the meetings.

COMMITTEES

The Board has an Audit Committee whose function is to meet with the indepen-dent accountants of the Fund in order to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with Fund management concerning these matters, among other things. This Com-mittee currently consists of all of the Independent Directors (Mary A. Bald-win, Al Burton, Bruce Foerster and Jock Patton). During 1996, the Audit Com-mittee met two times. Each of the Independent Directors attended both of the Audit Committee meetings. The Fund does not have a nominating or compensation committee.

REMUNERATION OF BOARD MEMBERS AND OFFICERS

The Fund pays each Independent Director, in addition to out-of-pocket ex-penses, the Fund's pro rata share, based on all of the investment companies in the Pilgrim America Group of Funds, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meet-ing; and (iv) $100 per special telephonic meeting. The pro rata share paid by the Fund is based upon the Fund's average net assets for the previous quarter as a percentage of the average net assets of all of the funds in the Pilgrim America Group of Funds for which the Board Members serve in common as directors/trustees.

                              COMPENSATION TABLE

                      FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                      TOTAL
                                                                  COMPENSATION
                                                     AGGREGATE    FROM FUND AND
                                                    COMPENSATION  FUND COMPLEX
 FUND DIRECTORS                                      FROM FUND   TO DIRECTORS(1)
 --------------                                     ------------ ---------------
Mary A. Baldwin....................................    $3,207        $28,600
Al Burton..........................................    $3,207        $28,600
Bruce S. Foerster..................................    $3,207        $28,600
Jock Patton........................................    $3,207        $28,600
Robert W. Stallings................................    $    0        $     0

---------
(1) The Fund Complex consists of the following funds in the Pilgrim America Group of Funds: Pilgrim America Masters Series, Inc., which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund, and Pilgrim America Masters LargeCap Value Fund; Pil-grim America Investment Funds, Inc., which consists of Pilgrim America MagnaCap Fund and Pilgrim America High Yield Fund; Pilgrim Government Se-curities Income Fund, Inc.; Pilgrim America Bank and Thrift Fund, Inc.; and Pilgrim America Prime Rate Trust.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required to approve the election of the nominees.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                     VOTE FOR THE ELECTION OF THE NOMINEES

2.RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

At a meeting of the Board held on February 3, 1997, the Board, including a ma-jority of directors who are not "interested persons" as defined in the 1940 Act, as well as the directors who were members of the Audit Committee, se-lected the accounting firm of KPMG Peat Marwick LLP to act as the independent auditors of the Fund for the fiscal year ending December 31, 1997.

KPMG Peat Marwick LLP has served as independent auditors for the Fund with re-spect to its financial statements for the fiscal years ending December 31, 1995 and 1996. A different auditing firm served as independent auditors for the Fund with respect to its financial statements for the fiscal year ending December 31, 1994 and prior years. The Board considered the services of the former auditing firm to have been satisfactory. However, based upon a recom-mendation from the Investment Manager, the Directors deemed it appropriate at the meeting on June 7, 1995 to select KPMG Peat Marwick LLP as independent au-ditors. The Board selected KPMG Peat Marwick LLP after considering that firm's experience as independent auditors to investment companies.

The former auditing firm resigned as independent auditors of the Fund on Octo-ber 25, 1995. Such auditing firm's report on the financial statements for ei-ther of the past two years has not contained an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years, there were no disagreements with the former auditing firm on any matter of ac-counting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

KPMG Peat Marwick LLP are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are not expected to be at the Meeting but have been given the op-portunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The Board's selection is submitted to the shareholders for ratification.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE
                  FUND FOR THE YEAR ENDING DECEMBER 31, 1997

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

EXECUTIVE OFFICERS OF THE FUND

The following persons currently are principal executive officers of the Fund:

                             POSITION WITH
NAME                           THE FUND       PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                         -------------    --------------------------------------------
Robert W. Stallings.....  Chairman of the     Chairman and President (since December
 (Age 47)                 Board, Chief        1994) and Chief Executive Officer (since
                          Executive Officer   April 1995), Pilgrim America Group,
                          and President       Inc.; Chairman, Pilgrim America Invest-
                          (since April 1995)  ments, Inc. (since December 1994); Di-
                                              rector (since December 1994) and Chair-
                                              man (since November 1995), Pilgrim Amer-
                                              ica Securities, Inc.; Chairman, Chief
                                              Executive Officer, and President, Ex-
                                              press America Holdings Corporation
                                              (since August 1990) and Express America
                                              Mortgage Corporation (since May 1991);
                                              Chairman, Chief Executive Officer and
                                              President of each of the funds in the
                                              Pilgrim America Group of Funds; formerly
                                              Chairman and Chief Executive Officer of
                                              First Western Partners, Inc. of Scotts-
                                              dale, Arizona, a consulting and manage-
                                              ment services firm to financial institu-
                                              tions and private investors (February
                                              1990-December 1991) and Chairman and
                                              Chief Executive Officer of Western Sav-
                                              ings & Loan Assoc. (April 1989-February
                                              1990).
James R. Reis.. (Age 39)  Exec. Vice          Director, Vice Chairman (since December
                          President (since    1994), Executive Vice President (since
                          April 1995)         April 1995), and Treasurer (since Sep-
                                              tember 1996), Pilgrim America Group,
                                              Inc. and Pilgrim America Investments,
                                              Inc.; Director (since December 1994),
                                              Vice Chairman (since November 1995) and
                                              Assistant Secretary (since January,
                                              1995), Pilgrim America Securities, Inc.;
                                              Executive Vice President of each of the
                                              funds in the Pilgrim America Group of
                                              Funds; Chief Financial Officer (since
                                              December 1993), Vice Chairman and Assis-
                                              tant Secretary (since April 1993) and
                                              former President (May 1991- December
                                              1993), Express America Holdings Corpora-
                                              tion; Vice Chairman (since April 1993)
                                              and former President (May 1991-December
                                              1993), Express America Mortgage Corpora-
                                              tion; formerly President and Chief Fi-
                                              nancial Officer, First Western Partners,
                                              Inc. (February 1990-December 1991).

                             POSITION WITH
NAME                           THE FUND       PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                         -------------    --------------------------------------------
Stanley D. Vyner... (Age  Exec. Vice          Executive Vice President (since August
 46)                      President (since    1996), Pilgrim America Group, Inc.;
                          July 1996)          President and Chief Executive Officer
                                              (since August 1996), Pilgrim America In-
                                              vestments, Inc.; Executive Vice Presi-
                                              dent (since July 1996) of most of the
                                              funds in the Pilgrim America Group of
                                              Funds. Formerly Chief Executive Officer
                                              (November 1993-December 1995), HSBC As-
                                              set Management, Americas, Inc., and
                                              Chief Executive Officer, Chief Operating
                                              Officer, and Actuary (May 1986-October
                                              1993), HSBC Life.
James M. Hennessy.. (Age  Senior Vice         Senior Vice President and Secretary
 47)                      President and       (since April 1995), Express America
                          Secretary (since    Holdings Corporation, Pilgrim America
                          April 1995)         Group, Inc., Pilgrim America Securities,
                                              Inc., and Pilgrim America Investments,
                                              Inc.; Senior Vice President and Secre-
                                              tary of each of the funds in the Pilgrim
                                              America Group of Funds. Formerly Senior
                                              Vice President, Express America Mortgage
                                              Corporation (June 1992-August 1994) and
                                              President, Beverly Hills Securities
                                              Corp. (January 1990-June 1992).
Michael J. Roland, CPA    Senior Vice         Senior Vice President and Chief Finan-
 .......................  President and       cial Officer (since April 1995), Pilgrim
 (Age 38)                 Treasurer (since    America Group, Inc. and Pilgrim America
                          January 1995)       Investments, Inc.; Senior Vice President
                                              and Chief Financial Officer (since April
                                              1995) and Treasurer (since November
                                              1995), Pilgrim America Securities, Inc.;
                                              Senior Vice President, Treasurer, Assis-
                                              tant Secretary, and Principal Accounting
                                              Officer of each of the funds in the Pil-
                                              grim America Group of Funds. Formerly
                                              Partner at the consulting firm of Corpo-
                                              rate Savings Group, in Newport Beach,
                                              California (July 1994-December 1994);
                                              Vice President, Pacific Financial Asset
                                              Management Corp. (PFAMCo) Funds (1992-
                                              June 1994); and Director of Financial
                                              Reporting, Pacific Mutual Life Insurance
                                              Company (1988-1992).

SHAREHOLDER PROPOSALS

It is anticipated that the next annual meeting of the Fund will be held in April 1998. Any proposals of shareholders that are intended to be presented at the Fund's next annual meeting must be received at the Fund's principal execu-tive offices by November 11, 1997 and must comply with all other legal re-quirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

REPORTS TO SHAREHOLDERS

The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Fund on request. Requests for such reports should be directed to Pilgrim America at Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Fund at
(800) 331-1080.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors, and officers, as well as affiliated persons of the Fund's Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended December 31, 1996, the filing dates for these reports were met. In making this disclosure, the Fund has relied on the written representations of the persons affected and copies of their relevant findings.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           JAMES M. HENNESSY, Secretary

March 11, 1997
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

PILGRIM AMERICA
FUNDS

PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

                  PILGRIM AMERICA BANK AND THRIFT FUND, INC.

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares of the Common Stock held by him at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., local time, on April 24, 1997 at Two Rennaisance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY.

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PILGRIM AMERICA BANK AND THRIFT FUND, INC.
This voting instruction shall be signed
exactly as your name(s) appears hereon.
If as an Attorney, Executor, Guardian
or in some Representative capacity or
as an officer of a corporation, please
add titles as such. Joint owners must
each sign.
                                               For   Withhold   For All
  Vote On Directors                            All     All      Except:

1. Election of Directors: 1) Mary A. Baldwin,
   2) Al Burton, 3) Bruce S. Foerster,
   4) Jock Patton, 5) Robert W. Stallings      /  /    /  /       /  /

To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

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Vote On Proposals

2. To ratify the appointment of KPMG Peat        For   Against   Abstain
   Marwick LLP as Independent Auditors for
   the Fund for the fiscal year ending
   December 31, 1997.                            /  /    /  /      /  /


3. To transact such other business as may
   properly come before the Annual Meeting
   of Shareholders or any adjournments
   thereof.                                     /  /    /  /      /  /

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO YOUR FUND, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

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Signature (PLEASE SIGN WITHIN BOX) Date  Signature (Joint Owners)           Date